Supplement dated September 16, 2011
to the Class J Prospectus
for Principal Funds, Inc.
dated January 1, 2011

(as supplemented on June 16, 2011)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

PURCHASE OF FUND SHARES

Delete the second bullet under this heading and insert “and” at the end of the first bulleted item.

TAX CONSIDERATIONS

Delete the paragraph in this section that begins “Any gain resulting from the sale” and substitute:

Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

THE COSTS OF INVESTING

One-Time Fees

Effective September 12, 2011, add the following to the bulleted list that follows: “The CDSC is waived on shares:”

  that were redeemed in conjunction with Principal Life Insurance Company’s transition out of the health savings account (“HSA”) custodian business;

Ongoing Fees

Effective November 1, 2011, delete the third bullet under this heading and substitute:

  Other Expenses - A portion of expenses that are allocated to all classes of the Fund. An example includes a Transfer Agent Fee (Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class J shares of the Fund. Effective November 1, 2011, PSS will provide these services at a rate that includes profit). Also, Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders, the cost of shareholder meetings held solely for Class J shares, and other operating expenses of the Fund.